UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): April 23, 2015

Citizens Independent Bancorp, Inc.

(Exact name of registrant as specified in its charter)

OHIO	333-191004	31-1441050
(State or other jurisdiction of incorporation)	(Commission File No.)	(IRS Employer I.D. No.)

188 West Main Street Logan, Ohio 43138

(Address of principal executive offices) (Zip Code)

Registrant’s telephone number, including area code: (740) 385-8561

       Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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Section 7 – Regulation FD

Item 7.01.	Regulation FD Disclosure.

On April 23, 2015, Citizens Independent Bancorp, Inc. will hold its Annual Meeting of Shareholders. A copy of a portion of the slideshow to be used at the Annual Meeting is attached hereto as Exhibit 99.1.

Section 9 – Financial Statements and Exhibits

Item 9.01	Financial Statements and Exhibits.

(d)	Exhibits.

Exhibit Number	Description

99.1	Annual Meeting of Shareholders Presentation, dated April 23, 2015.	Included herewith.

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

CITZENS INDEPENDENT BANCORP, INC.

	By:	/s/ Donald P. Wood
Donald P. Wood
Chairman of the Board

Date: April 23, 2015

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